EXHIBIT 99

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002




                                      INDEX

                                                                      Page
                                                                     ------

Independent Auditors' Report                                          F-1

Balance sheets                                                        F-2

Statements of operations                                              F-3

Statements of comprehensive loss                                      F-4

Statement of stockholders' equity                                  F-5 - F-8

Statements of cash flows                                           F-9 - F-12

Notes to financial statements                                      F-13 - F-35

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development Stage)

                        BALANCE SHEET - DECEMBER 31, 2003

             ASSETS


Current Assets:
 Cash and cash equivalents                                            $133,349
 Investment - securities, at market                                    210,000
 Other current assets                                                    4,657
                                                                      --------
  Total current assets                                                 348,006

Patents, net                                                           354,149

Intellectual property, net                                           1,629,890
                                                                   ------------
  Total Assets                                                     $ 2,332,045
                                                                   ===========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts payable and accrued liabilities                             $132,472
 Due to related parties                                                572,668
 Convertible notes payable                                             476,743
 Deferred revenue                                                      162,000
                                                                     ---------
  Total current liabilities                                          1,343,883
                                                                      ---------

Commitments and contingencies                                                -

Stockholders' Equity:
 Common stock, $0.001 par value; 125,000,000 shares
   authorized, 24,983,564 shares issued and outstanding                 24,983
 Additional paid-in capital                                          5,636,554
 Prepaid consulting services                                          (133,333)
 Comprehensive income - unrealized gain                                 48,000
 Accumulated deficit                                                (4,588,042)
                                                                   ------------
  Total stockholders' equity                                           988,162
                                                                   ------------

  Total Liabilities and Stockholders' Equity                      $  2,332,045
                                                                  ============



The accompanying notes are an integral partof these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)

                            STATEMENTS OF OPERATIONS

                                                                               Losses
                                                                             Accumulated
                                                                               During
                                                  For the years ending     Development Stage
                                                      December 31           January 1, 2001
                                               --------------------------    to December 31,
                                                     2003          2002          2003
                                               ---------------------------------------------
                                                                 (Restated)
Revenue, net                                    $         -    $    5,450   $    5,450
                                               ---------------------------------------------
General and administrative expenses
   Depreciation and amortization                     28,496        25,592      159,066
   Professional and consulting fees               1,316,317       632,721    2,509,251
   Research and development                         322,400       426,500      913,900
   General and administrative expense               328,724       102,598      664,838
                                               ---------------------------------------------
Total general and administrative expenses         1,995,937     1,187,411    4,247,055
                                               ---------------------------------------------
Loss from operations                             (1,995,937)   (1,181,961)  (4,241,605)
Other income (expense):
   Interest income                                    4,657       328,622      333,279
   Interest expense                                (673,220)            -     (688,658)
   Gain on sale of equity investment (Note 15)            -       194,607       89,533
   Gain on extinguishment of convertible debt        33,584             -       33,584
                                               ---------------------------------------------
      Total other income (expense)                 (634,979)      523,229     (232,262)
                                               ---------------------------------------------
Loss before provision for income taxes           (2,630,916)     (658,732)  (4,473,867)
Provision for income taxes                                -             -            -
                                               ---------------------------------------------
Net loss                                       $ (2,630,916)   $ (658,732) $(4,473,867)
                                               =============================================

Net loss per share - basic and diluted         $      (0.12)   $    (0.06)
                                               ===========================
Weighted average shares outstanding - basic      21,843,286    11,975,715
                                               ===========================


The accompanying notes are an integral partof these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)

                        STATEMENTS OF COMPREHENSIVE LOSS


                                                                                Losses
                                                                             Accumulated
                                                                                During
                                                                             Development
                                                                                Stage
                                                For the Years Ending       January 1, 2001
                                              December 31   December 31     to December 31
                                                 2003          2002              2003
                                              ----------------------------  -----------------
                                                             (Restated)
COMPREHENSIVE LOSS
Net Loss                                     $ (2,630,916)   $   (658,732)     $(4,473,867)

    Unrealized gain on equity investment           48,000               -           48,000

 Foreign Currency Translation Adjustment                -         (28,213)               -
                                              ----------------------------     -----------

COMPREHENSIVE LOSS                           $ (2,582,916)   $   (686,945)     $(4,425,867)
                                             ============================      ===========









The accompanying notes are an integral partof these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                     FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                   (JANUARY 1, 2001)THROUGH DECEMBER 31, 2003

                                  Common Stock         Additional     Prepaid        Other         Accumu-     Shareholders'
                            ------------------------    Paid-In      Consulting  Comprehensive      lated          Equity
                              Shares       Amount       Capital       Services    Income(loss)     Deficit     (Deficiency)
                                 #            $            $              $            $              $              $
                            -----------  -----------   -----------   ----------- -------------    ---------   ---------------
Balance at January 1, 2001    8,225,022       8,225        46,775             -             -      (114,175)        (59,175)
Capital contributed
   relating to the
   forgiveness of
   advances payable
   (February 2001)                    -           -        59,175             -             -             -          59,175
Issuance of common stock
   at $2.00 per share for
   patents and
   intellectual
   properties after
   giving effect to
   13-for-1 reverse split
   (February, 2001)           1,950,000       1,950     3,898,050             -             -             -       3,900,000
Issuance of common stock
   at $1.51 per share in
   settlement of
   convertible notes
   payable (May 2001)         1,544,404       1,545     2,329,700             -             -             -       2,331,245
Issuance of common stock
   for cash:
 October 2001 -
   $1.25 per share              52,000           52        65,000             -             -             -          65,052
 December 2001 - $0.97
   per share                    32,260           32        31,406             -             -             -          31,438
Issuance of common stock
   at $2.00 per share for
   services rendered
   (December 2001)              11,000           11        21,989             -             -             -          22,000
Issuance of warrants                 -            -       175,000             -             -             -         175,000
Cumulative foreign
   currency translation
   adjustment                        -            -             -             -        28,213             -          28,213



The accompanying notes are an integral part of these financial statements

                      WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (CONTINUED)
                     FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                   (JANUARY 1, 2001)THROUGH DECEMBER 31, 2003

                                  Common Stock         Additional     Prepaid        Other         Accumu-     Shareholders'
                            ------------------------    Paid-In      Consulting  Comprehensive      lated          Equity
                              Shares       Amount       Capital       Services    Income(loss)     Deficit     (Deficiency)
                                 #            $            $              $            $              $              $
                            -----------  -----------   -----------   -----------  ------------    ---------    ---------------
Net loss for the year
   ended December 31, 2001           -            -             -             -             -     (1,377,719)     (1,377,719)
                           -----------   -----------  -------------  ------------  -----------    -----------   ------------
Balance at December 31,
   2001                     11,814,686       11,815     6,627,095             -        28,213     (1,491,894)      5,175,229
Adjustment of acquisition
   cost of intellectual
   properties                                          (3,870,000)                                                (3,870,000)
Reversal of 2001
   amortization of
   intellectual properties                                                                           193,500         193,500
                           -----------  -----------  -------------  ------------  -----------    -----------     ------------
Balance at December 31,     11,814,686       11,815     2,757,095             -        28,213     (1,298,394)      1,498,729
Sale of common stock at
   $0.75 per share
   (January 2002)              105,313          105        78,880             -             -              -          78,985
Issuance of common stock
   at $0.10 per share in
   settlement of
   convertible notes
   payable (December 2002)   1,100,000        1,100       108,900             -             -              -         110,000
Issuance of common stock
   for services rendered
   April 2002 -
   $0.64 per share              77,149           77        49,062             -             -              -          49,139
   July 2002 - $1.25 per
   share                         7,400            8         9,207             -             -              -           9,215
Issuance of common stock
   for consulting
   services to be
   performed at $0.05 per
   share (November 2002)     2,300,000        2,300       112,700      (115,000)            -              -               -
Issuance of common stock
   in exchange for
   accounts payable at
   $0.08 per share
   (December 2002)             929,244          929        74,181             -             -              -          75,110


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (CONTINUED)
                     FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                   (JANUARY 1, 2001)THROUGH DECEMBER 31, 2003

                                  Common Stock         Additional     Prepaid        Other          Accumu-     Shareholders'
                            ------------------------    Paid-In      Consulting  Comprehensive       lated          Equity
                              Shares       Amount       Capital       Services    Income(loss)      Deficit     (Deficiency)
                                 #            $            $              $            $               $              $
                            -----------  -----------   -----------   -----------  ------------     ---------    ---------------
Issuance of options                  -            -        21,042             -             -              -          21,042
Issuance of warrants                 -            -       207,188             -             -              -         207,188
Reclassification of
   warrants and options
   to liability                      -            -      (529,785)            -             -              -        (529,785)
Reclassification of
   warrant liability to
   equity                            -            -        71,675             -             -              -          71,675
Beneficial conversion
   feature of convertible
   debt                              -            -        99,800             -             -              -          99,800
Cumulative foreign
   currency translation
   adjustment                        -            -             -             -       (28,213)             -         (28,213)
Net loss for the year
   ended December 31,
   2002- restated                    -            -             -             -                     (658,732)       (658,732)
                           -----------  -----------   -----------    ----------    ----------     -----------     -----------
Balance -  December 31,     16,333,792       16,334     3,059,945      (115,000)            -     (1,957,126)      1,004,153
Issuance of common stock
   - in settlement of debt
  March 2003- $0.13 per
   share                     1,225,000        1,225       154,775             -             -              -         156,000
  April 2003 - $0.17 per
   share                       300,000          300        50,700             -             -              -          51,000
  July 2003 - $0.19 per
   share                       353,000          353        66,718             -             -              -          67,071
  October 2003-$0.24 per
   share                       300,000          300        71,581             -             -              -          71,881
Sale of common stock
   January 2003-$0.07 per
   share                       900,543          900        62,137             -             -              -          63,037
   November 2003-$0.21
   per share                   288,095          288        60,195             -             -              -          60,483




The accompanying notes are an integral part of these financial statements
                                      F-7

                      WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (CONTINUED)
                     FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                   (JANUARY 1, 2001)THROUGH DECEMBER 31, 2003

                                  Common Stock         Additional     Prepaid        Other         Accumu-        Shareholders'
                            ------------------------    Paid-In      Consulting  Comprehensive      lated            Equity
                              Shares       Amount       Capital       Services    Income(loss)     Deficit        (Deficiency)
                                 #            $            $              $            $              $                $
                            -----------  -----------   -----------   -----------  ------------    ---------      ---------------
Issuance of common stock
   - exercise of options
   in exchange for
   payables                                                                                -
   March 2003-$0.07 per
   share                     1,560,000        1,560       107,640             -            -             -             109,200
   June 2003 -$0.17 per
   share                       305,822          306        51,594             -            -             -              51,900
   November 2003-$0.001
   per share                   450,000          450             -             -            -             -                 450
Issuance of common stock
   - exercise of options
   for cash
   March 2003-$0.07 per
   share                       135,000          135         9,315             -            -             -               9,450
   May 2003-$0.16 per
   share                     1,000,000        1,000       159,000             -            -             -             160,000
   June 2003-$0.17 per
   share                       294,118          294        49,706             -            -             -              50,000
   October 2003-$0.18 per
   share                       277,777          278        49,722             -            -             -              50,000
   November 2003-$0.24
   per share                   104,167          104        24,896             -            -             -              25,000
Issuance of common stock
   for services rendered
   March 2003-$0.40 per
   share                       156,250          156        62,344             -            -             -              62,500
   October 2003-$0.16 per
   share                     1,000,000        1,000       159,000      (160,000)           -             -                   -
Issuance of options to
   directors under the
   bonus plan                        -            -       315,000             -            -             -             315,000
Consulting agreement
   amortized over the
   year 2003                         -            -             -       141,667            -             -             141,667
Options granted for
   consulting services               -            -       526,349             -            -             -             526,349
Issuance of warrants
   attached to
   convertible notes                 -            -       274,601             -            -             -             274,601


The accompanying notes are an integral part of these financial statements

                      WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (CONTINUED)
               FOR THE PERIOD FROM INCEPTION OF DEVELOPMENT STAGE
                   (JANUARY 1, 2001)THROUGH DECEMBER 31, 2003

                                  Common Stock         Additional     Prepaid        Other         Accumu-     Shareholders'
                            ------------------------    Paid-In      Consulting  Comprehensive      lated          Equity
                              Shares       Amount       Capital       Services    Income(loss)     Deficit     (Deficiency)
                                 #            $            $              $            $              $              $
                            -----------  -----------   -----------   -----------  ------------    ---------    ---------------
Beneficial conversion
   feature related to
   convertible notes                 -            -       255,142             -             -            -          255,142
FMV of warrants issued
   for loan provided to
   company                           -            -        99,778             -             -            -           99,778
Reacquisition value of
   beneficial conversion
   feature                                                (33,584)            -             -            -          (33,584)
Comprehensive income -
   unrealized gain                   -            -             -             -        48,000            -           48,000
Net loss for the year
   ended December 31, 2003           -            -             -             -             -   (2,630,916)      (2,630,916)
                            ----------   ----------     ---------     ---------    ----------   -----------      -----------
BALANCE -
 DECEMBER 31, 2003          24,983,564       24,983     5,636,554      (133,333)       48,000   (4,588,042)         988,162
                            ==========   ==========     =========     =========    ==========   ===========      ===========








The accompanying notes are an integral part of these financial statements
                                      F-9

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                            STATEMENTS OF CASH FLOWS

                                                                                    Accumulated
                                                      For the years ending             during
                                                          December 31             Development Stage
                                                                                   January 1, 2001
                                                   ---------------------------           to
                                                       2003            2002       December 31, 2003
                                                   ---------------------------   ------------------
Cash flows used for operating activities:
Net loss                                           $ (2,630,916)   $ (658,732)   $  (4,473,867)
Adjustments to reconcile net loss to net cash
   used for operating activities:
  Depreciation and amortization                          28,496         25,592         159,066
  Amortization of consulting services                   141,667              -         141,667
  Common stock issued for services                            -         58,354          80,354
  Issuance of warrants                                        -        199,967         374,967
  Compensation for options issued                       331,350         21,042         352,392
  Fair market value of options/stock for                572,499              -         572,499
consulting services
  Discount on convertible debentures and due to         629,521        107,021         736,542
related parties
  Interest income - variable accounting for                   -       (458,110)       (458,110)
equity instruments
  Gain on extinguishments of debt                       (33,584)             -         (33,584)
  Gain on sale of BioLargo investment                         -       (194,607)       (194,607)
  Allowance for uncollectible receivables               101,900              -         101,900
Changes in assets and liabilities:
  Decrease (increase) in accounts receivable              5,608         (5,608)              -
  Increase in other current assets                       (4,657)             -          (4,657)
  Increase in accounts payable and accrued              130,751        135,349         580,116
                                                   --------------------------------------------
   Net cash used for operating activities              (727,365)      (769,732)     (2,065,322)
                                                   --------------------------------------------
Cash flows provided by (used for) investing
activities:
  Addition to patents                                   (43,553)             -         (43,553)
  Proceeds from sale of investment                            -        230,666         230,666
                                                   --------------------------------------------
   Net cash provided by (used for) investing
        activities                                      (43,553)       230,666         187,113
                                                   --------------------------------------------
Cash flows provided by (used for) financing
activities:
  Proceeds from convertible notes payable               529,743        110,000         639,743
  Issuance of common stock                              123,521         78,985         298,996
  Exercise of stock options                             244,450              -         244,450
  Payment on convertible notes payable                  (53,000)             -         (53,000)
  Decrease in due to related parties                     56,022        345,990         638,818
                                                   -----------------------------------------------
   Net cash provided by financing activities            900,736        534,823       1,769,007
                                                   -----------------------------------------------
Net increase (decrease) in cash and cash                129,818         (4,091)       (109,202)
equivalents
Cash and cash equivalents, beginning                      3,531          7,622         242,551
                                                   -----------------------------------------------
Cash and cash equivalents, ending                  $    133,349      $   3,531       $ 133,349
                                                   ===============================================


The accompanying notes are an integral part of these financial statements
                                      F-10

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)

                            STATEMENTS OF CASH FLOWS

                                                                    Cumulative
                                                                       from
                                                                    April 2000
                                         For the years ending        through
                                              December 31          December 31,
                                         2003          2002           2003
                                         -------------------       ------------
Supplemental disclosure of cash flow
  information:
   Cash paid for:
       Interest expense                $    779    $       -      $       779
                                       ========    =========      ===========
       Income taxes                    $      -    $       -      $         -
                                       ========    =========      ===========

NON-CASH INVESTING AND FINANCING ACTIVITIES:

o During the year ended December 31, 2002, the Company issued 84,549 shares of the Company's common stock for services valued at $58,354.

o During the year ended December 31, 2002, the Company incurred $207,188 of expenses relating to the issuance of warrants.

o During the year ended December 31, 2002, the Company issued 1,100,000 shares of the Company's common stock in settlement of convertible notes payable totaling $110,000.

o During the year ended December 31, 2002, the Company incurred $21,042 of expenses relating to the issuance of options.

o During the year ended December 31, 2002, the Company entered into an agreement to issue 929,244 shares of the Company's common stock in settlement of payables totaling $75,110.

o During the year ended December 31, 2002, the Company entered into a contract for consulting services that was performed in 2003, in exchange for 2,300,000 shares of the Company's common stock with a total value of $115,000.

o In March 2003, the Company issued 500,000 shares of common stock in settlement of amounts due to related parties totaling $24,000, which was equal to the fair market value of the stock as indicated by the closing price on the date of settlement.

o In July 2003, the Company issued 353,000 shares of common stock in settlement of accounts payable totaling $67,070, which was equal to the fair market value of the stock as indicated by the closing price on the date of settlement.

o During the year ended December 31, 2003, 560,000 stock options were exercised through reduction in accounts payable totaling $39,200, which is equal to the strike price times the number of options exercised.


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)

                      STATEMENTS OF CASH FLOWS (Continued)


NON-CASH INVESTING AND FINANCING ACTIVITIES:  (continued)

o During the year ended December 31, 2003, 1,450,000 stock options were exercised through reduction in amount due to related parties totaling $70,450, which is equal to the strike price times the number of options exercised.

o During the year ended December 31, 2003, 1,325,000 shares of common stock in settlement of accounts payable totaling $254,881, which is greater than the fair market value of the stock on the date of issuance.

o During the year ended December 31, 2003, 294,118 options were exercised by the issuance of a receivable totaling $50,000.

o In June 2003, 305,822 options were exercised by the issuance of a note receivable in the amount of $51,900.

o In November 2003, the Company entered into a contract for consulting services, in exchange for 1,000,000 shares of the Company's common stock with a total value of $160,000; $133,333 of the remaining amount is to be performed in 2004.

o In December 2003, the Company received securities with a value of $162,000. The fair market value at the end of the year was $210,000. The unrealized gain of $48,000 is included in other comprehensive income.






The accompanying notes are an integral part of these financial statements
                                      F-12

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           Basis of Presentation/Line of Business

          Whispering  Oaks  International,   Inc.  (dba  BioCurex,   Inc.)  (the
          "Company") incorporated on December 8, 1997, under the laws of the state of Texas.

           During the first quarter of 2001, the Company ceased its business activities relating to the acquisition and sale of thoroughbred racehorses when a change of majority control occurred. On February 21, 2001, the Company acquired intellectual properties and patents relating to cancer diagnostics and therapeutics (see Note 2 (a)). The Company is now in the business of developing, producing, marketing and licensing cancer diagnostic kits and is currently considered a development stage enterprise under the guidelines for Statement of Financial Accounting Standards No. 7.

           During the year ended December 31, 2001, the Company acquired a 51% ownership interest in BioLargo Technologies, Inc. ("BioLargo") incorporated on May 3, 1999, under the Canada Business Corporation's Act (see Note 2). In June of 2002, the Company entered into an agreement to sell 9,000,001 shares of its 10,000,001 shares owned to an unrelated third party (see Note 15). This transaction has been accounted for as a discontinued operation as of December 31, 2001 and any gain on the sale has been properly recorded in 2002 upon disposition.

           Going Concern

           The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Currently, the liabilities of the Company exceed the carrying value of the assets. Also, the Company does not have sufficient cash nor does it have an established source of revenue to cover its ongoing costs of operations and to allow it to continue as a going concern. As of December 31, 2003, the Company has a working capital deficiency of $995,877 and incurred a loss for the year ended December 31, 2003, of $2,630,916 and $4,473,867 since inception of development stage. These factors raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relative to the recoverability and classification of assets, carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

           Management is currently seeking additional financing through the private sale of stock and from borrowings from private lenders to cover its operating expenses and restructuring its convertible notes payable into common stock.

           Reclassification

           Certain reclassifications have been made to prior year balances to conform to current year presentation.


The accompanying notes are an integral part of these financial statements
                                      F-13

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           Restatement

           Statements of Stockholders' Equity:

           The financial statements for the years ended December 31, 2002 and 2001 have been restated to properly account for the value of the intellectual property acquired from Lagostar (see Note 2) and the associated amortization of such intellectual property. It has been determined that the value of the intellectual property on the financial statements should be zero. This restatement resulted in the following changes:

                                                        2002           2001
                                                     ---------      --------
                       Additional Paid-in Capital,
                          as previously reported     $6,929,945     $6,627,095

                       Prior period adjustment       (3,870,000)    (3,870,000)
                                                     ----------      ----------

                       Additional Paid-in Capital,
                          as restated               $3,059,945     $ 2,757,095
                                                    ==========     ============


                       Total stockholders' equity,
                           as previously reported   $4,680,653      $5,175,229
                       Prior period adjustment      (3,676,500)     (3,676,500)
                                                    ----------      ----------

                       Additional Paid-in Capital,
                          as restated              $ 1,004,153      $1,498,729
                                                   ===========      ===========

           Use of Estimates

           The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. At December 31, 2003, the Company used estimates to determine the realization of its patents and intellectual property. (See "Patents", "Intellectual Properties", and "Long-Lived Assets" below.) The Company estimates the recoverability of these assets by using undiscounted cash flows based on future operating activities. Actual results could differ from those estimates.

           Revenue Recognition

           The Company recognizes revenue upon shipment of the product and performing credit checks for collection of the receivables. Shipping and handling charges are included in gross sales, with the related costs included in selling, general and administrative expenses. Sales are recorded net of returns, discounts and allowances.

           Cash and Cash Equivalents

           The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           Concentration of Credit Risk

           Financial instruments that potentially subject the Company to concentrations of credit risk are cash and cash equivalents and accounts receivable arising from Company's normal business activities. The Company places its cash with high quality financial institutions and at times may exceed the insured limits.

           Fair Value of Financial Instruments

           The Company's financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses and amounts due to/from related parties. The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses and amounts due to/from related parties approximate fair value due to the highly liquid nature of these short-term instruments.

           Investments:

           Investments consist of equity securities classified as "available for sale" under Statements of Financial Accounting Standards No. 115 and are reported at fair value. Accordingly, unrealized gains and losses on these investments are reflected, net of tax, as other comprehensive income in stockholders equity.

           Patents

           The Company has adopted SFAS No. 142, "Goodwill and Other Intangibles." Under this pronouncement, if an asset has a definite life, then the guidelines under SFAS 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" apply. The patents are stated at cost and have a definite life of 15 years. Amortization is calculated using the straight-line method over the estimated useful life of 15 years. Patents are periodically analyzed for impairment of the carrying amount as compared to the fair value of the assets under the guidelines of Statement of Financial Accounting Standards ("SFAS") No. 142. In order to measure any impairment, the Company evaluated whether there were any events or circumstances that occurred that may have affected the carrying amount of the intangible. Management believes that no such events have occurred as of December 31, 2003. In the event that management determines that a triggering event has occurred, the Company would estimate the future cash flows expected to result from the use of the asset and its eventual disposition. The future cash flows that would be used are the future cash inflows expected to be generated by the asset less the future cash outflows expected to be necessary to obtain those inflows. When the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, an impairment loss would be recognized.


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           Intellectual Property

           The Company has adopted SFAS 142 "Goodwill and Other Intangibles." Under this pronouncement, if an asset has a definite life, then the guidelines under SFAS 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" apply. Intellectual properties are stated at cost and relate to the patents discussed above; therefore they are being amortized over the same period of 15-years using the straight-line method. Intellectual properties are periodically analyzed for impairment of the carrying amount as compared to the fair value of the assets. In order to measure any impairment, the Company evaluated whether there were any events or circumstances that occurred that may have affected the carrying amount of the intangible. Management believes that no such events have occurred as of December 31, 2003. In the event that management determines that a triggering event has occurred, the Company would first determine the fair market value of the reporting unit. If the value of the asset exceeds the fair value of the reporting unit, then the Company would estimate the undiscounted cash flows from continuing to use the asset and compare that amount to the assets carrying amount. If the carrying amount of the asset is greater than the expected future cash flows then an impairment loss would be recognized.

           Long-Lived Assets

           In accordance with SFAS Nos. 142 and 121, long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 142 relates to assets with an indefinite life where as SFAS 121 relates to assets that can be amortized and the life determinable. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less the cost to sell.

           Research and Development

           Research and development costs are expenses as incurred.

           Advertising Costs

           Advertising costs will be expensed as incurred and will be included in general and administrative expenses. The Company has not incurred any advertising expenses during 2003 or 2002.

           Income Taxes

           Income taxes are provided for based on the liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes." The liability method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the reported amount of assets and liabilities and their tax basis.


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           Translation of Foreign Currency

           As of December 31, 2002, the Company no longer had majority interest in BioLargo. However, when it was a subsidiary, the Company determined that the local currency was its functional currency. In accordance with SFAS No. 52, "Foreign Currency Translation," the assets and liabilities denominated in foreign currency are translated into U.S. dollars at the current rate of exchange existing at period-end and revenues and expenses are translated at average exchange rates for the fiscal year. Related translation adjustments are reported as a separate component in stockholders' equity, whereas gains or losses resulting from foreign currency transactions are included in results of operations.

           Stock-Based Compensation

           The Company accounts for employee stock options in accordance with Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees." Under APB 25, the Company does not recognize compensation expense related to options issued under the Company's employee stock options plans, unless the option is granted at a price below market price on the date of grant.

           In 1996, SFAS No. 123, "Accounting for Stock-Based Compensation," became effective for the Company. SFAS No. 123, which prescribes the recognition of compensation expense based on the fair value of options on the grant date, allows companies to continue applying APB 25 if certain pro forma disclosures are made using the fair value method, for which the Company uses the Black-Scholes options-pricing model.

           For non-employees stock based compensation, the Company recognizes an expense in accordance with SFAS No. 123 and values the equity securities based on the fair value of the security on the date of grant. For stock-based awards, the value is based on the market value for the stock on the date of grant and if the stock has restrictions as to transferability, a discount is provided for lack of tradability. Stock option awards are valued using the Black-Scholes option-pricing model.

           Proforma information regarding net loss and loss per share under the fair value method for options is as follows:

                                                          2003           2002
                                                        --------      --------

               Net loss                              $(2,630,916)   $ (658,732)
               Compensation expense                      (31,170)   (1,405,800)
                                                     ------------    ----------
                   Proforma loss                     $(2,662,086)  $(2,064,532)
                                                     ===========   ============

               Basic and diluted loss per share:
                   As reported                       $     (0.12)  $     (0.06)
                                                     ===========   ============
                   Proforma                          $     (0.12)  $     (0.17)
                                                     ===========   ============

           The following assumptions were used to calculate the expense at year end due to variable accounting: average risk-free interest rate of 1.31%; expected life of one year; dividend yield of 0%; and expected volatility of 102.88%.


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           Earnings Per Share

           During 1998, the Company adopted SFAS No. 128, "Earnings Per Share," which requires presentation of basic earnings per share ("Basic EPS") and diluted earnings per share ("Diluted EPS").

           The computation of basic earnings per share is computed by dividing income available to common stockholders by the weighted-average number of outstanding common shares during the period. Diluted earnings per share gives effect to all potentially dilutive common shares outstanding during the period. The computation of Diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of December 31, 2003 and 2002, the Company had approximately 15,959,403 and 4,816,095, respectively, of anti-dilutive securities.

           Comprehensive Loss

          In June 1998, the FASB issued SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As the Company has items that represent comprehensive loss, it has therefore included a Statement of Comprehensive Loss in the accompanying financial statements.

           Segment Disclosure

           SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Information," was issued, which changes the way public companies report information about segments. SFAS No. 131, which is based on the selected segment information, requires quarterly and annual disclosures about products and services, major customers, and the material countries in which the entity holds assets and reports revenues. The Company had two reportable segment during the year ended December 31, 2001. The second reportable segment is being shown as an equity investment as of December 31, 2002.

           New Accounting Pronouncements

           In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, ("VIE") an Interpretation of Accounting Research Bulletin (ARB) No. 51". This interpretation clarifies the application of ARB No. 51, "Consolidated Financial Statements", to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. In December 2003, the FASB revised FASB Interpretation No. 46 (FIN 46R) which allowed companies with certain types of variable interest entities to defer implementation until March 31, 2004.


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           New Accounting Pronouncements (continued)

           During October 2003, the FASB issued Staff Position No. FIN 46 deferring the effective date for applying the provisions of FIN 46 until the end of the first interim or annual period ending after December 31, 2003, if the variable interest was created prior to February 1, 2003, and the public entity has not issued financial statements reporting that variable interest entity in accordance with FIN 46. The FASB also indicated it would be issuing a modification to FIN 46 prior to the end of 2003. Accordingly, the Company has deferred the adoption of FIN 46 with respect to VIE's created prior to February 1, 2003. Management is currently assessing the impact, if any, FIN 46 may have on the Company; however, management does not believe there will be any material impact on its financial statements, results of operations or liquidity resulting from the adoption of this in this interpretation.

           In April 2003, the FASB issued SFAS No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". Subject to certain exceptions, this statement is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003, and all provisions of this statement should be applied prospectively. The Company does not expect the adoption of SFAS No. 149 to have an impact on its financial statements.

           In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 improves the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity and requires that those instruments be classified as liabilities in statements of financial position. In addition to its requirements for the classification and measurement of financial instruments in its scope, SFAS No. 150 also requires disclosures about alternative ways of settling the instruments and the capital structure of entities, all of whose shares are mandatorily redeemable. Most of the guidance in SFAS No. 150 is effective for all financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company does not expect the adoption of SFAS No. 150 to have an impact on its financial statements.

NOTE 2 -   ACQUISITION OF ASSETS

           a) On February 21, 2001, the Company acquired patents and intellectual properties from Lagostar Trading S.A., in exchange for 1,950,000 shares of the Company's common stock, after giving effect to the 13-for-1 forward stock split (see Notes 4 and 5). The value of the patents equaled $30,000 at the date of acquisition. No value has been assigned to the intellectual property.


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 2 -   ACQUISITION OF ASSETS (Continued)

           b) On March 25, 2001, the Company acquired certain assets from Curex Technologies, Inc. ("Curex") and, as consideration, also accepted certain convertible notes payable totaling $2,326,869 (see Notes 4, 5, and 9). The assets acquired consisted of:

                   Patents                                $   353,878
                   Intellectual Properties                  1,715,674
                   Cash                                       129,032
                   51% Interest in BioLargo                   128,285
                                                          -----------

                   Total assets acquired                  $ 2,326,869
                                                          ===========

           As of the date of acquisition, BioLargo's fair value was as follows:

                   Cash and cash equivalents            $       2,731
                   Inventory                                   83,475
                   Accounts receivable                            556
                   Prepaid expenses and other current
                      assets                                    2,985
                   Patents                                    213,239
                                                         ------------
                                                              302,986
                   Accounts payable                           (51,446)
                                                        -------------
                   Net book value                             251,540
                   Less: minority interest                   (123,255)
                                                         ------------
                   Investment in BioLargo                 $   128,285
                                                          ===========

           On June 28, 2002, the Company entered into an option agreement with Turtle Dove Resources, Inc. ("Turtle"), which gave Turtle the option to acquire 9,000,001 of the 10,000,001 shares of BioLargo's common stock. The option agreement expired on December 31, 2002. The purchase price for the 9,000,001 shares is $505,000. As of December 31, 2002, the Company received $180,666 from Turtle and transferred 3,150,000 shares of BioLargo's stock to Turtle. BioLargo had assets of approximately $423,000 with liabilities totaling approximately $310,000 as of June 28, 2002. The Company's initial investment in BioLargo was approximately $128,000. The Company expects to recognize a gain on the sale of its investment in BioLargo. Accordingly, the Company has accounted for BioLargo as a discontinued operation as of December 31, 2001, and has shown their losses separately on the statement of operations.

           On November 29, 2002, the Company sold 900,000 shares of BioLargo to another entity for consideration totaling $50,000.

           The following represents the Company's allocation of profit and loss for its 51% ownership of BioLargo:


               Initial investment                            $  128,285
               51% of BioLargo's losses for 2001               (105,074)
               BioLargo's losses for 2002, maximum
                 of investment                                  (23,211)
                                                             ----------

               Net investment at time of sale                $    (0.00)
                                                             ==========

The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 2 -   ACQUISITION OF ASSETS (Continued)

           As of December 31, 2002, the Company still retained an approximate ownership percentage of 30% and does not currently have a buyer for the additional shares that they wanted to sell. Therefore the Company has accounted for the investment as an equity investment at December 31, 2003 and 2002 with a zero fair market value. The gain on the sale of the shares has been included as part of other income (expense) at December 31, 2003 and 2002.

NOTE 3 -   INVESTMENT - SECURITIES

           In December 2003 the Company entered into a licensing agreement whereby it would license part of its technology in exchange for cash and common stock. The Company received 600,000 shares of common stock at a value of $162,000. Under fair market value accounting the Company has adjusted the balance for the equity investment to $210,000 and recorded $48,000 as unrecognized gain in other comprehensive income.

NOTE 4 -   PATENTS

           As discussed in Note 2, the Company has acquired certain patents. These patents consist of developing the method for diagnostic and treatment of cancer using a new cancer marker called "RECAF." These patents are presently registered in approximately 24 countries with ongoing registrations currently being conducted

           The patents have a cost totaling $427,431 and were acquired as follows:

           a) Patents totaling $30,000 were acquired relating to the acquisition from Lagostar (see Note 2a);

           b) Patents totaling $353,878 were acquired relating to the acquisition of certain assets of Curex (see Note 2b).

           c)  During 2003, patent costs totaling $43,553 were capitalized.

           A schedule of the patents account is as follows:

                                                              December 31,
                                                           2003          2002
                                                         ---------     --------
                  Patents                                $427,431     $383,878
                  Less accumulated amortization           (73,282)     (44,786)
                                                         --------     --------

                     Net patents                         $354,149     $339,092
                                                         ========     ========

The accompanying notes are an integral part of these financial statements
                                      F-21

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 4 -   PATENTS (Continued)

           Amortization expense totaled $28,496 and $25,592 for the years ended December 31, 2003 and 2002, respectively. Future amortization expense is as follows:

                                 Year ended
                                December 31,
                                ------------
                                    2004                   $   28,496
                                    2005                       28,496
                                    2006                       28,496
                                    2007                       28,496
                                    2008                       28,496
                                 Thereafter                   211,669
                                                           ----------
                                                           $  354,149

NOTE 5 -   INTELLECTUAL PROPERTY

           As discussed in Note 2a, the Company has acquired certain intellectual property relating to the rights to a new cancer marker technology. The technology identifies a universal cancer biomarker or receptor known as RECAF, thereby allowing detection of malignant cancer from blood test or tissue biopsies. The technology can also be used to image the location of the cancer and improve upon the present detection systems.

           The intellectual property, having a cost totaling $1,715,674, was acquired as follows:

           a) Intellectual property with no assigned value was acquired relating to the acquisition of patents and intellectual property of Lagostar (see Note 2a); and

           b) Intellectual property totaling $1,715,674 was acquired relating to the acquisition of certain assets of Curex (see Note 2b).

           A summary of intellectual property as of December 31, 2003 is as follows:

                  Intellectual property                  $1,715,674
                  Less accumulated amortization             (85,784)
                                                         ----------

                     Net intellectual property           $1,629,890



The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 8 -   RELATED-PARTY TRANSACTIONS

           The Company has related-party transactions with several directors and officers of the Company as well as other affiliated corporations. The Company's related-party transactions are as follows:

                     Due to Related Parties

          a)   Due to shareholder - principal               $ 143,089
               Due to shareholder - interest                   66,726
          b)   Due to shareholder/director                     16,050
          c)   Due to Pacific BioScience Research Centre      346,803
                                                            ---------
               Total due to related parties                 $ 572,668
                                                           ==========

          a) During the year ended December 31, 2003, the Company received advances from a director of the Company that are unsecured, bear interest at 11% and are due on demand. In January 2003, this officer and director advanced an additional $120,000 to the Company and, under an agreement dated January 13, 2003, he received 1,275,000 warrants entitling him to purchase common shares at an exercise price of $.08 per share as consideration for this advance. The proceeds were allocated between the debt and the warrants based on their relative fair value. The discount totaled $99,778 and is included in interest expense due to the debt being due on demand. The fair market value of the warrants was determined using the Black Scholes pricing model. The assumptions were as follows: average risk-free interest rate of 1.36%; expected life of one year; dividend yield of 0%; and expected volatility of 458.36%. During the year December 31, 2003, repayment of advances totaled $259,971. The amount of interest recognized during the years ended December 31, 2003 and 2002, was $26,873 and $29,035, respectively and has been accrued as part of the due to related parties.

          b) During the year ended December 31, 2002, the Company incurred management fees of $54,000 with two shareholders and directors of the Company.

          c) The Company's research and development is performed by Pacific BioScience Research Centre ("Pacific"). Pacific was not purchased when the Company purchased certain assets of Curex, Inc. (see
               Note 2b). Curex was 100% owned and was purchased from a director and shareholder of the Company. Pacific continues to be 100% owned by the director and shareholder. During the years ended December 31, 2003, Pacific did research and development for the Company valued at $322,400. At December 31, 2003, the Company owed $346,803 to Pacific.


NOTE 9 -   CONVERTIBLE NOTES PAYABLE

           During the year ended December 31, 2003, the Company received funds relating to ten (10) convertible notes payable totaling $529,743, bearing interest at 5% and due on demand. Under the convertibility terms of the Notes Payable, the principal, plus accrued interest, can be converted immediately, at the option of the holder, either in whole, or in part, into fully paid common shares of the Company. The conversion price per share is equal to the lesser of the stated price (ranging between $0.05 and $0.23) or 75% of the average closing bid prices for the five (5) trading days ending on the trading day immediately before the date of the conversion.

The accompanying notes are an integral part of these financial statements
                                      F-23

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 9 -   CONVERTIBLE NOTES PAYABLE (Continued)

           In conjunction with the issuance of the notes, the Company issued 2,434,088 warrants to the note holders entitling them to purchase 2,434,088 shares of common stock at exercise prices between $0.08 and $0.38. The warrants expire two years after the issuance date.

           In accordance with EITF 00-27, the proceeds were allocated between the debt and warrants based on their relative fair value. The value assigned to the warrants totaled $274,601 and was expensed immediately due to the notes being due on demand and immediately convertible. The fair value was determined using the Black-Scholes pricing model, using the following assumptions:

                                         Debt issued during quarter ended
                                  March 31, 2003   June 30, 2003   Dec 31, 2003
                                  --------------   -------------   ------------

           Average risk-free
             interest rate             1.57%           1.62%           1.29%
           Expected life              2 yrs.          2 yrs.          2 yrs.
           Dividend yield                 0%              0%              0%
           Expected volatility       458.36%         460.84%         499.15%

           In addition to the shares to be received upon conversion, the note holder will also receive an equal number of warrants to purchase shares at 110% of the conversion price amount. The beneficial conversion feature has been calculated under EITF 00-27, and equaled $255,142. Due to the notes being due on demand and convertible on the date of issuance, the discount has been immediately expensed. The convertibility feature expires five years after the date of the Agreement.

           One of the notes payable in the amount of $53,000 was repaid in April 2003. A gain of $33,584 has been recorded on the date of repurchase of the convertible debenture as determined through the calculation of the intrinsic value of the beneficial conversion feature on the date of extinguishment.

NOTE 10 -  EQUITY TRANSACTIONS:

           For the year ended December 31, 2002:

          a) In January 2002, the Company sold 105,313 units consisting of 105,313 shares of the Company's common stock and 105,313 warrants entitling the holder to purchase 105,313 shares of the Company common stock for $78,985.

          b) In December 2002, the Company issued 1,100,000 shares in settlement of convertible notes payable and accrued interest totaling $110,000 (see Note 7 which includes fair market value determination).

          c) In April 2002, the Company issued 77,149 shares of the Company's common stock with a fair market value of $49,139 for services. Fair market value of stock given was determined based on the closing price of the stock on the date of approval by the Board of Directors.

The accompanying notes are an integral part of these financial statements
                                      F-24

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 10 - EQUITY TRANSACTIONS (Continued):

           For the year ended December 31, 2002 (continued):

          d) In July 2002, the Company issued 7,400 shares of the Company's common stock with a fair market value of $9,215 for services. Fair market value of stock given was determined based on the closing price of the stock on the date of approval by the Board of Directors.

          e) In November 2002, the Company entered into three consulting agreements in exchange for 2,300,000 shares of the Company's common stock with a value of $115,000. Fair market value of the stock given was determined based on the closing price of the stock on the date of approval by the Board of Directors. The contract amount will be amortized over the contract period, which ends December 31, 2003. The amount has been offset against equity due to stock being issued before the services have been rendered.

          f) In December 2002, the Board of Directors authorized the issuance of 929,244 shares of the Company's common stock in settlement of payables totaling $75,110. The fair market value of the stock was determined based on the closing price of the stock on the date of approval by the Board of Directors.

           For the year ended December 31, 2003:

          a) In March 2003, the Company issued 1,225,000 shares of common stock in settlement of accounts payable totaling $156,000, which is greater than the fair market value of the stock on the date of issuance.

          b) In April 2003, the Company issued 300,000 common shares in settlement of accounts payable totaling $51,000. The fair market price of the stock was determined based on the closing price of the stock on the date of the approval by the Board of Directors.

          c) In July 2003 the Company issued 353,000 shares of common stock in settlement of accounts payable totaling $67,070. The fair market price of the stock was determined based on the closing price of the stock on the date of settlement.

          d) In October 2003 the Company issued 300,000 shares of common stock in settlement of accounts payable totaling $71,881. The fair market price of the stock was determined based on the closing price of the stock on the date of settlement.

          e) In January 2003, the Company sold 900,543 units consisting of 900,543 shares of the Company's common stock and 900,543 warrants entitling the holder to purchase 900,543 shares of the Company's common stock for $63,037.

          f) In November 2003, the Company sold 288,095 units consisting of 288,095 shares of the Company's common stock and 288,095 warrants entitling the holder to purchase 288,095 shares of the Company's common stock for $60,483.

          g) In March 2003, option holders exercised 1,560,000 options to purchase the Company's common stock in exchange for payables totaling $109,200. The reduction was equal to the exercise price times the number of options exercised.


The accompanying notes are an integral part of these financial statements
                                      F-25

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 10 -  EQUITY TRANSACTIONS (Continued)

           For the year ended December 31, 2003 (continued):

          h) In June 2003, option holders exercised 305,882 options to purchase the Company's common stock with a note receivable in the amount of $51,900. No amounts have been received on this note. Previous payments from the note holder related to other receivables (See l) below) have been returned for insufficient funds. The amounts are being recorded as a contra equity item until paid in full. An allowance for the full amount has been set-up and included in general and administrative expenses at December 31, 2003. When funds are received, the allowance will be reversed.

          i) In November 2003, three directors exercised 450,000 options to purchase the Company's common stock through a reduction of due to related parties totaling $450. The reduction was equal to the exercise price times the number options exercised.

          j) In March 2003, option holders exercised 135,000 options to purchase the Company's common stock for $9,450.

          k) In May 2003, option holders exercised 1,000,000 options to purchase the Company's common stock for $160,000.

          l) In June 2003, option holders exercised 294,118 options to purchase the Company's common stock for $50,000. The Company recorded a receivable for the full amount. The receivable was the result of the Company receiving two checks totaling the $50,000 as consideration for the exercise of options that subsequent to the issuance of the common stock were returned for insufficient funds. The receivable, which has been offset against equity, was not received by the end of the year. An allowance has been set-up against the receivable in full and included in general and administrative expenses at December 31, 2003. If the funds are received, the allowance will be reversed.

          m) In October 2003, option holders exercised 277,777 options to purchase the Company's common stock for $50,000.

          n) In November 2003, option holders exercised 104,167 options to purchase the Company's common stock for $25,000.

          o) In March 2003, the Company issued 156,250 shares of common stock for consulting services rendered totaling $62,500. The fair market price of the stock was determined based on the closing price of the stock on the date of approval by the Board of Directors.

          p) In October 2003, the Company issued 1,000,000 shares of common stock for consulting services rendered totaling $160,000. The fair market price of the stock was determined based on the closing price of the stock on the date of approval by the Board of Directors.


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 11 -  STOCK WARRANTS

           The following represents all activity that took place with regards to warrants issued:

                                                                      Average
                                                                     Exercise
                                                                     Price Per
                                                         Number        Share
                                                       -----------  -----------
               Outstanding, January 1, 1999 and 2000           -     $       -
                  Granted                                336,538          0.24
                                                       ---------    -----------
               Balance December 31, 2001                 336,538          0.24
                  Granted                              2,434,557          0.15
                                                       ---------    -----------
               Balance December 31, 2002               2,771,095          0.16
                  Granted                              4,897,726          0.15
                  Expired                                (84,260)         0.79
                                                       ---------    -----------

               Balance, December 31, 2003              7,584,561    $     0.15
                                                       =========    ===========

           The weighted average fair market value of the warrants granted during the year ended December 31, 2003 equals $0.18 and the weighted average remaining contractual life is 2.25 years.

           For the year ended December 31, 2002:

          a) On December 18, 2001, Dr. Gerald Wittenberg was issued 252,278 warrants to purchase 252,278 shares of the Company's common stock at $0.50 cents per share. These warrants were issued as additional consideration of advances paid by Wittenberg to the Company (see Note 3a). The Company recognized approximately $175,000 of expense relating to the issuance of the warrants below market. The fair value of the warrant was estimated on the date of grant using the Black Scholes model. The following assumptions were used: average risk-free interest rate of 4.39%; expected life of one year; dividend yield of 0%; and expected volatility of 123.75%. In December 2002, the Company approved the reduction in the exercise price to $0.05, which was market price on the date of change. Additional compensation expense of $3,187 has been recorded. These warrants expire December 31, 2006.

          b) On October 29, 2001, Bitazol S.A. paid $65,000 for 52,000 shares of the Company's common stock together with 52,000 warrants entitling the holder to purchase 52,000 shares of the Company's common stock for $1.25 per share. The exercise price of the warrants was in excess of the stock price as of the date of issuance. These warrants expired October 30, 2003.

          c) On December 18, 2001, David and Margaret Segal paid $31,490 for 32,260 shares of the Company's common stock together with warrants entitling the holder to purchase 32,260 shares of the Company's common stock at $1.25 per share. The exercise price of the warrants was in excess of the stock price as of the date of issuance. In December 2002, the Company approved the reduction of the exercise price of the warrants from $1.25 to $0.05 per share, which was market price on the date of change. The change in exercise price is a trigger for variable accounting under Financial Accounting Standards Board Interpretation Number 44 "Accounting for Certain Transactions involving Stock Compensation." The calculation resulted in an immaterial expense; therefore no additional expense was recorded. These warrants expire December 31, 2003.

The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 11 -  STOCK WARRANTS (Continued)

           For the year ended December 31, 2002 (continued):

          d) On January 20, 2002, the Company issued 105,313 warrants entitling the holder to purchase 105,313 shares of the Company's common stock for $0.75 per share. The Company recognized $55,000 of expense relating to the issuance of the warrants. The fair value of the warrant was estimated on the date of grant using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 4.34%; expected life of one year; dividend yield of 0%; and expected volatility of 129.47%. In December 2002, the Company approved the reduction in the exercise price to $0.05, which was market price on the date of change. The change in exercise price is a trigger for variable accounting under Financial Accounting Standards Board Interpretation Number 44 "Accounting for Certain Transactions involving Stock Compensation." The calculation resulted in an immaterial expense; therefore no additional expense was recorded. These warrants expire January 20, 2004.

          e) On January 21, 2002, an unrelated third party was issued 100,000 warrants to purchase 100,000 shares of the Company's common stock at $0.50 per share. These warrants were issued as additional consideration for a cash investment into the Company. The Company recognized $77,000 of expense relating to the issuance of the warrants. The fair value of the warrant was estimated on the date of grant using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 4.34%; expected life of one year; dividend yield of 0%; and expected volatility of 129.47%. These warrants expire January 21, 2004.

          f) On March 15, 2002, an unrelated third party was issued 200,000 warrants to purchase 200,000 shares of the Company's common stock, 100,000 shares at $0.50 and 100,000 shares at $1.00. These warrants were issued as consideration for services rendered to the Company. The Company recognized $33,000 of expense relating to the issuance of the warrants. The fair value of the warrant was estimated on the date of grant using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 4.74%; expected life of one year; dividend yield of 0%; and expected volatility of 134.09%. These warrants expire March 15, 2004.

          g) On December 5, 2002, an unrelated third party was issued 500,000 warrants to purchase the Company's common stock at $0.10 per share as part of the conversion of notes payable to equity. In accordance with EITF 00-27 (accounting for convertible instruments with non-detachable conversion options), the Company recognized $45,262 of expense. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 1.84%; expected life of one year; dividend yield of 0%; and expected volatility of 279%. These warrants expire April 11, 2005.

          h) On December 5, 2002, an unrelated third party was issued 600,000 warrants to purchase the Company's common stock at $0.10 per share as part of the conversion of notes payable to equity. In accordance with EITF 00-27 (accounting for convertible instruments with non-detachable conversion options), the Company recognized $54,538 of expense. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 11 -  STOCK WARRANTS (Continued)

           For the year ended December 31, 2002 (continued)

               used: average risk-free interest rate of 1.84%; expected life of one year; dividend yield of 0%; and expected volatility of 279%. These warrants expire June 23, 2005.

          i) On December 5, 2002, unrelated third parties were issued 929,244 warrants to purchase stock at $0.05 per share for additional consideration for services rendered. The Company recognized $38,943 of expense related to the issuance of these warrants. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 1.45%; expected life of one year; dividend yield of 0%; and expected volatility of 279%. The warrants expire June 23, 2005.

           For the year ended December 31, 2003:

          a) On January 6, 2003, an unrelated third party purchased 900,543 unites for $63,038. Each unit consisted of 900,543 shares of the Company's common stock and 900,543 warrants entitling the holder to purchase 900,543 shares of common stock. These warrants were issued as additional consideration for a cash investment into the Company.

          b) On January 13, 2003, Dr. Gerald Wittenberg was issued 1,275,000 warrants to purchase 1,275,000 shares of the Company's common stock at $0.08 cents per share. These warrants were issued as additional consideration of advances paid by Wittenberg to the Company. The Company recognized $99,778 of expense relating to the issuance of the warrants below market. The fair value of the warrant was estimated on the date of grant using the Black Scholes model. The following assumptions were used: average risk-free interest rate of 1.24%; expected life of one year; dividend yield of 0%; and expected volatility of 458.36%. These warrants expire January 15, 2008.

          c) On January 17, 2003, an unrelated third party was issued 145,683 warrants to purchase the Company's common stock at $0.08 per share as part of the conversion of notes payable to equity. In accordance with EITF 00-27 (accounting for convertible instruments with non-detachable conversion options), the Company recognized $6,747 of expense. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 1.57%; expected life of one year; dividend yield of 0%; and expected volatility of 458.42%. These warrants expire January 16, 2005.

          d) On February 25 2003, an unrelated third party was issued 65,789 warrants to purchase the Company's common stock at $0.38 per share as part of the conversion of notes payable to equity. In accordance with EITF 00-27 (accounting for convertible instruments with non-detachable conversion options), the Company recognized $12,820 of expense. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were used: average risk-free interest

The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 11 -  STOCK WARRANTS (Continued)

           For the year ended December 31, 2003 (continued):

               rate of 1.57%; expected life of one year; dividend yield of 0%; and expected volatility of 458.42%. These warrants expire February 24, 2005.

          e) On February 27, 2003, an unrelated third party was issued 139,474 warrants to purchase the Company's common stock at $0.38 per share as part of the conversion of notes payable to equity. In accordance with EITF 00-27 (accounting for convertible instruments with non-detachable conversion options), the Company recognized $26,500 of expense. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 1.57%; expected life of one year; dividend yield of 0%; and expected volatility of 458.42%. These warrants expire February 26, 2005.

          f. On March 6, 2003, an unrelated third party was issued 153,943 warrants to purchase the Company's common stock at $0.30 per share as part of the conversion of notes payable to equity. In accordance with EITF 00-27 (accounting for convertible instruments with non-detachable conversion options), the Company recognized $24,535 of expense. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 1.57%; expected life of one year; dividend yield of 0%; and expected volatility of 458.42%. These warrants expire March 5, 2005.

          g) On March 14, 2003, an unrelated third party was issued 206,300 warrants to purchase the Company's common stock at $0.30 per share as part of the conversion of notes payable to equity. In accordance with EITF 00-27 (accounting for convertible instruments with non-detachable conversion options), the Company recognized $34,586 of expense. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 1.57%; expected life of one year; dividend yield of 0%; and expected volatility of 458.42%. These warrants expire March 13, 2005.

          h) On March 24, 2003, an unrelated third party was issued 272,903 warrants to purchase the Company's common stock at $0.30 per share as part of the conversion of notes payable to equity. In accordance with EITF 00-27 (accounting for convertible instruments with non-detachable conversion options), the Company recognized $41,607 of expense. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 1.57%; expected life of one year; dividend yield of 0%; and expected volatility of 458.42%. These warrants expire March 23, 2005.

          i) On March 27, 2003, an unrelated third party was issued 26,305 warrants to purchase the Company's common stock at $0.30 per share as part of the conversion of notes payable to equity. In accordance with EITF 00-27 (accounting for convertible instruments with non-detachable conversion options),

The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 11 -  STOCK WARRANTS (Continued)

           For the year ended December 31, 2003 (continued):

              the Company recognized $3,664 of expense. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 1.57%; expected life of one year; dividend yield of 0%; and expected volatility of 458.42%. These warrants expire March 26, 2005.

          j) On April 11, 2003, an unrelated third party was issued 682,714 warrants to purchase the Company's common stock at $0.21 per share as part of the conversion of notes payable to equity. In accordance with EITF 00-27 (accounting for convertible instruments with non-detachable conversion options), the Company recognized $75,311 of expense. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 1.57%; expected life of two years; dividend yield of 0%; and expected volatility of 460.84%. These warrants expire April 10, 2005.

          k) On October 31, 2003, an unrelated third party was issued 541,666 warrants to purchase the Company's common stock at $0.12 per share as part of the conversion of notes payable to equity. In accordance with EITF 00-27 (accounting for convertible instruments with non-detachable conversion options), the Company recognized $30,000 of expense. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 1.25%; expected life of five years; dividend yield of 0%; and expected volatility of 494.52%. These warrants expire October 31, 2008.

          l) On November 11, 2003, an unrelated third party was issued 199,311 warrants to purchase the Company's common stock at $0.21 per share as part of the conversion of notes payable to equity. In accordance with EITF 00-27 (accounting for convertible instruments with non-detachable conversion options), the Company recognized $12,800 of expense. The fair market value of the equity instruments was estimated on the date of conversion using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 1.32%; expected life of five years; dividend yield of 0%; and expected volatility of 503.80%. These warrants expire November 11, 2008.

          m) On November 18, 2003, an unrelated third party purchased 288,095 units for $60,483. Each unit consisted of 288,095 shares of the Company's common stock and 288,095 warrants entitling the holder to purchase 288,095 shares of common stock. These warrants were issued as additional consideration for a cash investment into the Company.


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 12 -  STOCK OPTIONS

           On April 22, 2002, the Company:

          i. adopted a Non-Qualified Stock Option Plan, which authorizes the issuances of up to 2,500,000 options to purchase shares of the Company's common stock; and

          ii. adopted a Stock Bonus Plan, which authorizes the issuance of up to 1,000,000 shares of common stock.

     The following table represents all activity that took place with regards to options issued:

                                                                   Average
                                                  Number of     exercise price
                                                    shares        per shares
                                                  ---------     -------------

               Outstanding, January 1, 2001             -         $       -
                 Granted                        2,235,000              0.07
                 Forfeited                       (190,000)             0.07
                                                ---------         ---------

               Balance at December 31, 2002     2,045,000              0.07
                 Granted                        3,996,944              0.09
                 Exercised                     (4,126,944)             0.11
                 Forfeited                       (200,000)             0.07
                                                ---------           -------

               Balance at December 31, 2003    $1,715,000           $  0.03
                                               ==========           =======

           In April 2002, the Company issued options to purchase 2,235,000 shares of its common stock at $1.00 per share to employees. Such options vested immediately. The exercise price exceeded the market price of the stock on the date of grant. During the year ended December 31, 2003, 1,695,000 options were exercised. During the year ended December 31, 2003 and 2002, 200,000 and 190,000, respectively of such options were forfeited. The options expire November 1, 2004.

           In December 2002, the Company approved a reduction in the exercise price of the options to $0.07 and the fair market value of the options was recalculated. Due to the repricing of the options, the equity instruments now fall under variable accounting. Under variable accounting for options granted to employees being accounted for under APB 25, the intrinsic value of the options will be determined at each reporting date by comparing the exercise price with the market price. Any excess of the market over exercise price will be recorded as an expense. For options granted to non-employees, the fair market value has to be recalculated at each reporting date with any increase in expense recorded. All employee options were exercised or forfeited during the year ended December 31, 2003. The status of several of the option holders changed during the period from the initial granting and the repricing of the options. They went from an employee classification to an outside consultant classification. Expense in the amount of $21,042 was recorded as it relates to the fair market value of the options granted to these individuals. The fair market value was calculated using the Black Scholes pricing model. The following assumptions were used: average risk-free interest rate of 1.45%; expected life of one year; dividend yield of 0%; and expected volatility of 279.00%.

           In March 2003, the Company granted 600,000 options to a third party for services rendered. Consulting expense of $226,960 has been recorded. The fair market value was determined on the date of grant

The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 12 -  STOCK OPTIONS (Continued)

          using the Black-Scholes pricing model. The assumptions were as follows: average risk free interest rate of 1.24%; expected life of one year; dividend yield of 0%; and expected volatility of 458.36%. In June 2003, 599,940 of these options were exercised.

           In March 2003, the Company showed 200,000 shares as being issued to two directors for services rendered. The stock certificates were never issued to the directors as the directors wanted options versus shares of stock. The Company has adjusted the accounting for this transaction to reflect 200,000 options being granted at an exercise price of $0.001 per share, which was below the market value on the date of grant. Compensation expense totaling $77,000 was recorded. The expense recorded was greater than the expense that would have been recorded under FASB 123 using the Black Scholes pricing model. Therefore, no proforma disclosure is required.

           In April 2003, the Company granted 1,400,000 options to two directors for services rendered. The options were granted at $0.001 per share, which was below the market value on the date of grant. Compensation expense totaling $238,000 was recorded. The expense recorded was greater than the expense that would have been recorded under FASB123 using the Black Scholes pricing model. Therefore, no proforma disclosure is required.

           In May 2003, the Company granted 1,000,000 options to a third party for consulting services to be rendered. Consulting expense of $186,326 has been recorded. The fair market value was determined on the date of grant using the Black-Scholes pricing model. The assumptions were as follows: average risk free interest rate of 1.18%; expected life of one year; dividend yield of 0%; and expected volatility of 460.84%. All of the options were exercised as of December 31, 2003.

           In January 2003, the Company approved the issuance of 150,000 shares of common stock for services rendered totaling $16,350. These shares were not issued. During July 2003, the Company granted 150,000 options in lieu of the 150,000 shares of common stock. The transaction was not recorded by the Company at the date of grant. The Company, during the third quarter, has accounted for the transaction as if it occurred in January 2003. The options were granted at $0.001 per share, which was below the market value on the date of grant. Consulting expense of $16,350 has been recorded. The fair market value was determined on the date of grant using the Black-Scholes pricing model. The assumptions were as follows: average risk free interest rate of 1.36%; expected life of one year; dividend yield of 0%; and expected volatility of 420.32%. The difference between the expense recorded under APB25 and the amount that would have been recorded using the Black Scholes model under FASB 123 is immaterial to the statements taken as a whole, therefore no proforma disclosure is considered necessary.

           In October 2003, the Company granted 277,777 options to a third party for consulting services to be rendered. Consulting expense of $67,092 has been recorded. The fair market value was determined on the date of grant using the Black-Scholes pricing model. The assumptions were as follows: average risk free interest rate of 1.18%; expected life of one year; dividend yield of 0%; and expected volatility of 410.17%.


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 12 -  STOCK OPTIONS (Continued)

           In October 2003, the Company granted 265,000 options to employees with an exercise price of $0.14, which was equal to the market price on the date of grant. The options are exercisable starting January 1, 2004 and expires January 1, 2007

           In October 2003, the Company granted 104,167 options to a third party for consulting services to be rendered. Consulting expense of $29,621 has been recorded. The fair market value was determined on the date of grant using the Black-Scholes pricing model. The assumptions were as follows: average risk free interest rate of 1.18%; expected life of one year; dividend yield of 0%; and expected volatility of 410.17%.

NOTE 13 -  COMMITMENTS AND CONTINGENCIES

           Lease Agreement

           As of December 31, 2003, the Company rents executive office spaces for $3,800 per month. During the years ended December 31, 2003 and 2002, rent expense totaled $45,000 and $37,980, respectively.

           Consulting Agreements

           On October 8, 2003, the Company entered into a consulting agreement with an entity for internet public relations services. The term of the agreement is for twelve months. The fees for the services were 1,000,000 shares of stock and $25,000 cash. The shares were valued at fair market value on the date issued of $160,000.

           The Company entered into an agreement on May 3, 2003 with a consultant to provide information, evaluation and consulting, services for a twelve month time period. The consultant is to receive 1,000,000 options to purchase the Company's common stock at a mutually agreed upon price as the services are rendered. All options have been granted and exercised as of December 31, 2003. The Company has recorded an expense of $186,326 related to these services.

NOTE 14 -  INCOME TAXES

           The components of the provision for income taxes as of December 31, 2003 and 2002 are as follows:
                                                        2003         2002
           Current Tax Expense
            U.S. Federal                             $       -     $      -
            State and Local                                  -            -
                                                     ---------     --------
               Total current                                 -            -
                                                     ---------     --------

           Deferred Tax Expense
            U.S. Federal                             $       -     $      -
            State and Local                                  -            -
                                                     ---------     --------
               Total Deferred                                -            -
                                                     ---------     --------
           Total Tax Provision (Benefit)
             from Continuing Operations              $       -     $      -
                                                     =========     ========


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 14 -  INCOME TAXES (Continued)


           The reconciliation of the effective income tax rate to the Federal statutory rate is as follows for the years ended December 31, 2003 and 2002:

                                                           2003          2002
                                                          -------      -------
           Federal Income Tax Rate                         (34.0%)     (34.0%)
           Effect of Valuation Allowance                    34.0%       34.0%
                                                          -------      -------

           Effective Income Tax Rate                         0.0%        0.0%
                                                          =======      =======

           At December 31, 2002 and 2001, the Company had net operating loss carryforwards of approximately $5,315,000 and $2,281,000, respectively. Because of the current uncertainty of realizing the benefit of the tax carryforwards, a valuation allowance equal to the tax benefit for deferred taxes has been established. The full realization of the tax benefit associated with the carryforwards depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

           Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                        2002          2001
                                                     ----------    ----------
           Deferred Tax Assets
              Loss Carryforwards                     $2,703,000    $  890,000
              Less:  Valuation Allowance             (2,703,000)     (890,000)
                                                     -----------   -----------

           Net Deferred Tax Assets                   $        -    $        -
                                                     ==========    ==========

           Net operating loss carryforwards expire through 2023. Per year availability is subject to change of ownership limitations under Internal Revenue Code Section 382.


NOTE 15 -  SUBSEQUENT EVENTS

           January 2, 2004 - Granted 200,000 options to an employee at an exercise price of $0.22 per share. This equaled the closing market price on the date of grant. Proforma disclosure will need to be made for the first quarter related to the value of the options under FASB123. The proforma expense equals $17,458. Assumptions were as follows: average risk free interest rate of 1.24%; expected life of one year; dividend yield of 0%; and expected volatility of 102.88%.

           On January 20, 2004, the Company sold 100,000 units consisting of 100,000 shares of common stock and 100,000 warrants entitling the holder to purchase 100,000 shares of the Company's common stock for $19,000.


The accompanying notes are an integral part of these financial statements

                       WHISPERING OAKS INTERNATIONAL, INC.
                              (DBA BIOCUREX, INC.)
                      (A Company in the Development stage)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 16 -  SUBSEQUENT EVENTS (Continued)

           On February 26, 2004 the Company issued 142,928 shares of common stock for consulting services rendered. The value of the services totaled $31,444 and was equal to the close price of the stock on the date of issuance times the number of shares.

           On March 10, 2004, the Company granted 250,000 options to a consultant at an exercise price equal to 90% of the closing price on the day before exercise. Compensation expense equal to $22,815 will be recorded as determined using the Black Scholes pricing model. The following assumptions were used: average risk free interest rate of 1.24%; expected life of one year; dividend yield of 0%; and expected volatility of 102.88%.

           On March 10, 2004, the Company granted 1,450,000 options to 3 directors of the Company (650,000 to each Dr. Moro & Dr. Wittenberg, 150,000 to Dr. Gold) at an exercise price of $0.001 per share. The closing market price of the stock on the grant date was $0.23. Therefore compensation expense equal to $332,050 will be recorded under APB25. The fair market value under FASB 123 using the Black Scholes pricing model would be $332,068. The difference is immaterial to include in proforma disclosure. The following assumptions were used: average risk free interest rate of 1.24%; expected life of one year; dividend yield of 0%; and expected volatility of 102.88%.

           On March 11, 2004, the Company issued to an employee 25,000 shares of common stock for performance recognition. The closing price of the stock on the issuance date was $0.23. Compensation expense totaling $5,750 will be recognized.

           On March 11, 2004, the Company approved the issuance of 40,000 shares to two employees (20,000 each) for the exercise of their options at the option price of $0.14.

           On March 17, 2004, the Company sold 266,667 units consisting of one share of common stock and one warrant to purchase common stock at an exercise price of $0.17 expiring in March 2009 for $40,000.

           On March 17, 2004, the Company sold 315,790 units consisting of one share of common stock and one warrant to purchase common stock at an exercise price of $0.19 expiring in March 2009. Total consideration received was $60,000.









The accompanying notes are an integral part of these financial statements